UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the
Securities Exchange Act of 1934
Date of Report (Date of earliest event reported):  October 1, 2014

BALTIC TRADING LIMITED
(Exact Name of Registrant as Specified in Charter)

Republic of the Marshall Islands	001-34648	98-0637837
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

299 Park Avenue 12th Floor New York, NY (Address of Principal Executive Offices)	10171 (Zip Code)

Registrant’s telephone number, including area code:  (646) 443-8550
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01  Regulation FD Disclosure

Baltic Trading Limited (the “Company”) disclosed today that it has executed a commitment letter with ABN AMRO Capital USA LLC for a senior secured credit facility in an amount up to $33,600,000 to finance a portion of two Ultramax vessels expected to be delivered to the Company and to be named the Baltic Hornet and the Baltic Wasp.  Key terms of the proposed facility include the following:

•	The facility amount is to be the lowest of 60% of the delivered cost per vessel, $16.8 million per vessel, and 60% of the fair market value of each vessel at delivery.

•	The facility is to be insured by the China Export & Credit Insurance Corporation (Sinosure) in order to cover political and commercial risks for 95% of the outstanding principal plus interest.

•	The facility is to have a ten-year term.

•	Interest is to be paid at a three or six month LIBOR rate per annum plus a margin of 250 basis points.

•	Each tranche borrowed for a vessel is to be repaid in 20 equal consecutive semi-annual installments of 1/24 of the facility amount plus a balloon payment of 1/6 of the facility amount at final maturity. Principal repayments are to commence six months after the actual delivery date for a vessel.

The proposed facility is subject to definitive documentation.

The Company also disclosed today that, commencing October 1, 2014, it will be holding individual meetings with investors that will include a slide presentation.  A copy of the presentation will be posted on the Company's website at www.baltictrading.com prior to commencement of the meetings.

The information set forth under this Item 7.01 shall not be deemed “filed” for purposes of Section 18 of the Securities Act of 1934, as amended, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

“Safe Harbor” Statement Under the Private Securities Litigation Reform Act of 1995

This report contains forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. These forward looking statements are based on management’s current expectations and observations. Included among the factors that, in our view, could cause actual results to differ materially from the forward looking statements contained in this presentation are the following: whether the Company enters into definitive documentation for the proposed credit facility and the terms thereof, whether and when the Company is able to take delivery of the Baltic Hornet and the Baltic Wasp, and other factors listed from time to time in our public filings with the Securities and Exchange Commission including, without limitation, the Company’s report on Form 10-K for the year ended December 31, 2013 and its subsequent reports on Form 10-Q and Form 8-K.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, Baltic Trading Limited has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
BALTIC TRADING LIMITED

DATE: October 1, 2014

/s/ John C. Wobensmith
John C. Wobensmith
President and Chief Financial Officer